                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        July 23, 1999
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                          Centennial Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                1-12912                  04-2978400
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(State or Other Jurisdiction     (Commission              (IRS Employer
   of Incorporation)             File Number)            Identification No.




 7 Lopez Road, Wilmington, Massachusetts                                 01887
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code         (978) 988-8848
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ITEM 5.   OTHER EVENTS.

     On July 23, 1999, Centennial Technologies, Inc. effected a one-for-eight reverse split of its common stock.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 23, 1999                   CENTENNIAL TECHNOLOGIES, INC.



                                      By: /s/ L. Michael Hone
                                          -------------------------
                                          L. Michael Hone
                                          President and Chief Executive Officer
















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